UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2021

AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent	Maryland	001-36013	46-1229660
American Homes 4 Rent, L.P.	Delaware	333-221878-02	80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
23975 Park Sorrento, Suite 300
Calabasas, California 91302
(Address of principal executive offices) (Zip Code)
(805) 413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series D perpetual preferred shares of beneficial interest, $.01 par value	AMH-D	New York Stock Exchange
Series E perpetual preferred shares of beneficial interest, $.01 par value	AMH-E	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2021 Equity Incentive Plan
On May 6, 2021, American Homes 4 Rent (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As described below in Item 5.07 of this Current Report on Form
8-K,
at the Annual Meeting, the Company’s shareholders, upon the recommendation of the Company’s Board of Trustees (the “Board”), approved the American Homes 4 Rent 2021 Equity Incentive Plan (the “2021 Incentive Plan”), which replaces the Company’s existing equity compensation plan, the American Homes 4 Rent 2012 Equity Incentive Plan. A description of the material terms of the 2021 Incentive Plan is set forth in Proposal 2 in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2021 (the “Proxy Statement”), and such description is incorporated by reference herein. The above description of the 2021 Incentive Plan does not purport to be complete and is qualified in its entirety by the full text of the 2021 Incentive Plan, which the Company will file as an exhibit to its Quarterly Report on Form
10-Q for
the quarter ending June 30, 2021. Copies of the forms of award agreements will also be filed as exhibits to the Company’s Quarterly Report on Form
10-Q
for the quarter ending June 30, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 6, 2021, the Company held its virtual-only Annual Meeting. At the meeting, the Company’s shareholders voted on six proposals and cast their votes as described below. These proposals are described in detail in the Proxy Statement.
Proposal 1:
 The Company’s shareholders elected thirteen individuals to the Board for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kenneth M. Woolley	325,163,075	774,074	38,798	5,008,676
David P. Singelyn	325,383,200	553,405	39,342	5,008,676
Douglas N. Benham	317,730,891	8,033,887	211,169	5,008,676
Jack Corrigan	322,875,638	3,061,501	38,808	5,008,676
David Goldberg	324,894,314	1,042,776	38,857	5,008,676
Tamara H. Gustavson	325,384,685	552,502	38,760	5,008,676
Matthew J. Hart	319,855,554	6,081,585	38,808	5,008,676
Michelle C. Kerrick	325,202,967	565,277	207,703	5,008,676
James H. Kropp	322,229,121	3,534,631	212,195	5,008,676
Lynn C. Swann	324,360,522	1,578,314	37,111	5,008,676
Winifred M. Webb	318,281,439	7,486,709	207,799	5,008,676
Jay Willoughby	323,021,711	2,745,404	208,832	5,008,676
Matthew R. Zaist	324,628,578	1,135,679	211,690	5,008,676
Proposal 2:
 The Company’s shareholders approved the 2021 Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
303,758,459	22,181,339	36,149	5,008,676

Proposal 3:
 The Company’s shareholders approved the American Homes 4 Rent Employee Stock Purchase Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
325,864,507	78,298	33,142	5,008,676
Proposal 4:
 The Company’s shareholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
330,936,103	23,941	24,579	0
Proposal 5:
 The Company’s shareholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
232,875,272	92,256,032	844,643	5,008,676
Proposal 6:
 The Company’s shareholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
314,155,264	16,397	4,873,270	6,931,016	5,008,676

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2021	AMERICAN HOMES 4 RENT

	By:	/s/ Sara H. Vogt-Lowell
Name: Sara H. Vogt-Lowell
Title: Chief Legal Officer

AMERICAN HOMES 4 RENT, L.P.

By: American Homes 4 Rent, its General Partner

	By:	/s/ Sara H. Vogt-Lowell
Name: Sara H. Vogt-Lowell
Title: Chief Legal Officer